INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
U.S. and foreign (loss) earnings from continuing operations before income taxes and noncontrolling interests are as follows:

	Year Ended December 31,
	2024	2023	2022
	(In thousands)
U.S.	$(731,333)	$389,591	$(1,188,768)
Foreign	16,294	3,438	(198,904)
Total	$(715,039)	$393,029	$(1,387,672)
The components of the income tax provision (benefit) are as follows:

	Year Ended December 31,
	2024	2023	2022
	(In thousands)
Current income tax provision:
Federal	$1,796	$1,411	$750
State	4,824	6,071	2,071
Foreign	8,168	2,277	(509)
Current income tax provision	14,788	9,759	2,312

Deferred income tax (benefit) provision:
Federal	(134,703)	79,801	(228,908)
State	(22,060)	8,625	(42,085)
Foreign	104	(23)	(42,582)
Deferred income tax (benefit) provision	(156,659)	88,403	(313,575)
Income tax (benefit) provision	$(141,871)	$98,162	$(311,263)
A reconciliation of the income tax (benefit) provision to the amounts computed by applying the statutory federal income tax rate to earnings from continuing operations before income taxes is shown as follows:

	Year Ended December 31,
	2024	2023	2022
	(In thousands)
Income tax (benefit) provision at the federal statutory rate of 21%	$(150,158)	$82,536	$(291,411)
State income taxes, net of effect of federal tax benefit	(16,638)	9,385	(24,824)
Non-deductible portion of goodwill in the sale of Mosaic	23,839	—	—
Non-deductible executive compensation	8,170	6,869	7,628
Change in valuation allowance on capital losses	(8,720)	(5,110)	10,010
Research credit	(6,576)	(7,142)	(10,395)
Non-deductible goodwill impairment	—	1,659	15,764
Deferred tax adjustment for enacted changes in tax laws and rates	154	308	(7,330)
Change in judgement on beginning of the year valuation allowance	—	(240)	2,557
Other, net	8,058	9,897	(13,262)
Income tax (benefit) provision	$(141,871)	$98,162	$(311,263)
The tax effects of cumulative temporary differences that give rise to significant deferred tax assets and deferred tax liabilities are presented below. The valuation allowance relates to deferred tax assets for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2024	2023
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$227,708	$267,666
Capitalized research & development expenditures	91,187	71,979
Long-term lease liabilities	85,916	94,904
Tax credit carryforwards	44,991	43,833
Accrued expenses	43,130	41,392
Stock-based compensation	36,285	31,120
Other	37,845	51,057
Total deferred tax assets	567,062	601,951
Less: valuation allowance	(62,629)	(61,569)
Total deferred tax assets, net of valuation allowance	504,433	540,382

Deferred tax liabilities:
Investment in MGM Resorts International	(229,597)	(378,112)
Investment in subsidiaries	(222,904)	(223,903)
Intangible assets, net of accumulated amortization	(111,654)	(127,454)
Right-of-use assets	(53,989)	(60,317)
Other	(38,342)	(41,737)
Total deferred tax liabilities	(656,486)	(831,523)
Net deferred tax liabilities	$(152,053)	$(291,141)
At December 31, 2024, the Company had U.S. federal and state net operating losses (“NOLs”) of $809.7 million and $547.8 million, respectively, available to offset future income. Federal NOLs of $808.1 million can be carried forward indefinitely and, $1.6 million, if not utilized, will expire between 2031 and 2035. State NOLs of $33.9 million can be carried forward indefinitely and $513.9 million, if not utilized, will expire between 2025 and 2044. Federal and state NOLs of $750.5 million and $359.7 million, respectively, can be used against future taxable income without restriction and the remaining NOLs are subject to limitations under Section 382 of the Internal Revenue Code, separate return limitations, and applicable law. At December 31, 2024, the Company had foreign NOLs of $107.2 million available to offset future income. Of these foreign NOLs, $106.3 million can be carried forward indefinitely and $0.9 million, if not utilized, will expire at various times between 2025 and 2043. During 2024, the Company recognized tax benefits related to NOLs of $0.2 million.
At December 31, 2024, the Company had tax credit carryforwards of $58.4 million. Of this amount, $51.3 million relates to credits for research activities, $5.2 million relates to credits for foreign taxes, and $1.9 million relates to various other credits. Of these credit carryforwards, $11.5 million can be carried forward indefinitely and $46.9 million, if not utilized, will expire between 2026 and 2044.
During 2024, the Company’s valuation allowance increased by $1.1 million primarily due to an increase in state and federal NOLs, partially offset by a net decrease in unbenefited capital losses and foreign currency translation adjustments. At December 31, 2024, the Company had a valuation allowance of $62.6 million related to the portion of tax loss carryforwards, tax credits and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, including penalties but excluding interest, is as follows:

	Year Ended December 31,
	2024	2023	2022
	(In thousands)
Balance at January 1	$11,275	$9,843	$10,951
Additions for tax positions related to the current year	2,786	3,381	3,466
Settlements	—	(2,265)	(4,133)
Additions for tax positions of prior years	—	622	1,167
Reductions for tax positions of prior years	(202)	(306)	(1,608)
Balance at December 31	$13,859	$11,275	$9,843
The Company is routinely under audit by federal, state, local and foreign authorities in the area of income tax. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Company is not currently under audit by the IRS. Returns filed in various other jurisdictions are open to examination for tax years beginning with 2015. Income taxes payable include unrecognized tax benefits considered sufficient to pay assessments that may result from the examination of prior year tax returns. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may not accurately anticipate actual outcomes and, therefore, may require periodic adjustment. Although management currently believes changes in unrecognized tax benefits from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided will not have a material impact on the liquidity, results of operations, or financial condition of the Company, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.
The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. At December 31, 2024 and 2023, accruals for interest and penalties are not material.
At December 31, 2024 and 2023, unrecognized tax benefits, including interest and penalties, were $14.6 million and $11.9 million, respectively. Unrecognized tax benefits, including interest and penalties, at December 31, 2024 increased by $2.7 million due primarily to research credits. If unrecognized tax benefits at December 31, 2024 are subsequently recognized, $13.7 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount at December 31, 2023 was $11.1 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by $0.3 million by December 31, 2025 due to expected settlements and statute expirations, all of which would reduce the income tax provision.